EXHIBIT 24

                           SPECIAL POWER OF ATTORNEY

      The undersigned, being a director of Riviana Foods Inc., a Delaware corporation hereinafter referred to as the "Company," does hereby constitute and appoint Joseph A. Hafner, Jr. of Harris County, Texas, as attorney-in-fact for the undersigned with full power of substitution, and in the name, place and stead of the undersigned, to execute, deliver, record and file the Registration Statement on Form S-8 registering shares of the Company's common stock, par value $1.00 per share, issuable pursuant to the 1997 Stock Option Plan, and the Riviana Foods Inc. Savings Plan (which will include the Riviana Foods Inc. Stock
Fund), and the plan interests therein, including all amendments and exhibits to the Registration Statement, and all other documents in connection therewith, with the Securities and Exchange Commission, and to perform each and every other act requisite and necessary to be done to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

November 21, 1997                         /s/ PATRICK W. ROSE
                                              Patrick W. Rose
                                              Director

                           SPECIAL POWER OF ATTORNEY

      The undersigned, being a director of Riviana Foods Inc., a Delaware corporation hereinafter referred to as the "Company," does hereby constitute and appoint Joseph A. Hafner, Jr. of Harris County, Texas, as attorney-in-fact for the undersigned with full power of substitution, and in the name, place and stead of the undersigned, to execute, deliver, record and file the Registration Statement on Form S-8 registering shares of the Company's common stock, par value $1.00 per share, issuable pursuant to the 1997 Stock Option Plan, and the Riviana Foods Inc. Savings Plan (which will include the Riviana Foods Inc. Stock
Fund), and the plan interests therein, including all amendments and exhibits to the Registration Statement, and all other documents in connection therewith, with the Securities and Exchange Commission, and to perform each and every other act requisite and necessary to be done to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

November 21, 1997                   /s/ FRANK A. GODCHAUX III
                                        Frank A. Godchaux III
                                        Chairman of the Board of Directors

                           SPECIAL POWER OF ATTORNEY

      The undersigned, being a director of Riviana Foods Inc., a Delaware corporation hereinafter referred to as the "Company," does hereby constitute and appoint Joseph A. Hafner, Jr. of Harris County, Texas, as attorney-in-fact for the undersigned with full power of substitution, and in the name, place and stead of the undersigned, to execute, deliver, record and file the Registration Statement on Form S-8 registering shares of the Company's common stock, par value $1.00 per share, issuable pursuant to the 1997 Stock Option Plan, and the Riviana Foods Inc. Savings Plan (which will include the Riviana Foods Inc. Stock
Fund), and the plan interests therein, including all amendments and exhibits to the Registration Statement, and all other documents in connection therewith, with the Securities and Exchange Commission, and to perform each and every other act requisite and necessary to be done to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

November 21, 1997                   /s/ CHARLES R. GODCHAUX
                                        Charles R. Godchaux
                                        Vice Chairman of the Board of Directors

                           SPECIAL POWER OF ATTORNEY

      The undersigned, being a director of Riviana Foods Inc., a Delaware corporation hereinafter referred to as the "Company," does hereby constitute and appoint Joseph A. Hafner, Jr. of Harris County, Texas, as attorney-in-fact for the undersigned with full power of substitution, and in the name, place and stead of the undersigned, to execute, deliver, record and file the Registration Statement on Form S-8 registering shares of the Company's common stock, par value $1.00 per share, issuable pursuant to the 1997 Stock Option Plan, and the Riviana Foods Inc. Savings Plan (which will include the Riviana Foods Inc. Stock
Fund), and the plan interests therein, including all amendments and exhibits to the Registration Statement, and all other documents in connection therewith, with the Securities and Exchange Commission, and to perform each and every other act requisite and necessary to be done to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

November 21, 1997                   /s/ W. DAVID HANKS
                                        W. David Hanks
                                        Executive Vice President and Director

                           SPECIAL POWER OF ATTORNEY

      The undersigned, being a director of Riviana Foods Inc., a Delaware corporation hereinafter referred to as the "Company," does hereby constitute and appoint Joseph A. Hafner, Jr. of Harris County, Texas, as attorney-in-fact for the undersigned with full power of substitution, and in the name, place and stead of the undersigned, to execute, deliver, record and file the Registration Statement on Form S-8 registering shares of the Company's common stock, par value $1.00 per share, issuable pursuant to the 1997 Stock Option Plan, and the Riviana Foods Inc. Savings Plan (which will include the Riviana Foods Inc. Stock
Fund), and the plan interests therein, including all amendments and exhibits to the Registration Statement, and all other documents in connection therewith, with the Securities and Exchange Commission, and to perform each and every other act requisite and necessary to be done to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

November 21, 1997                   /s/ E. WAYNE RAY, JR.
                                        E. Wayne Ray, Jr., Vice President,
                                        Treasurer & Chief Financial Officer

                            SPECIAL POWER OF ATTORNEY

      The undersigned, being a director of Riviana Foods Inc., a Delaware corporation hereinafter referred to as the "Company," does hereby constitute and appoint Joseph A. Hafner, Jr. of Harris County, Texas, as attorney-in-fact for the undersigned with full power of substitution, and in the name, place and stead of the undersigned, to execute, deliver, record and file the Registration Statement on Form S-8 registering shares of the Company's common stock, par value $1.00 per share, issuable pursuant to the 1997 Stock Option Plan, and the Riviana Foods Inc. Savings Plan (which will include the Riviana Foods Inc. Stock
Fund), and the plan interests therein, including all amendments and exhibits to the Registration Statement, and all other documents in connection therewith, with the Securities and Exchange Commission, and to perform each and every other act requisite and necessary to be done to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

November 21, 1997                         /s/ W. ELTON KENNEDY
                                              W. Elton Kennedy
                                              Director

                           SPECIAL POWER OF ATTORNEY

      The undersigned, being a director of Riviana Foods Inc., a Delaware corporation hereinafter referred to as the "Company," does hereby constitute and appoint Joseph A. Hafner, Jr. of Harris County, Texas, as attorney-in-fact for the undersigned with full power of substitution, and in the name, place and stead of the undersigned, to execute, deliver, record and file the Registration Statement on Form S-8 registering shares of the Company's common stock, par value $1.00 per share, issuable pursuant to the 1997 Stock Option Plan, and the Riviana Foods Inc. Savings Plan (which will include the Riviana Foods Inc. Stock
Fund), and the plan interests therein, including all amendments and exhibits to the Registration Statement, and all other documents in connection therewith, with the Securities and Exchange Commission, and to perform each and every other act requisite and necessary to be done to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

November 21, 1997                         /s/ E. JAMES LOWREY
                                              E. James Lowrey
                                              Director

                           SPECIAL POWER OF ATTORNEY

      The undersigned, being a director of Riviana Foods Inc., a Delaware corporation hereinafter referred to as the "Company," does hereby constitute and appoint Joseph A. Hafner, Jr. of Harris County, Texas, as attorney-in-fact for the undersigned with full power of substitution, and in the name, place and stead of the undersigned, to execute, deliver, record and file the Registration Statement on Form S-8 registering shares of the Company's common stock, par value $1.00 per share, issuable pursuant to the 1997 Stock Option Plan, and the Riviana Foods Inc. Savings Plan (which will include the Riviana Foods Inc. Stock
Fund), and the plan interests therein, including all amendments and exhibits to the Registration Statement, and all other documents in connection therewith, with the Securities and Exchange Commission, and to perform each and every other act requisite and necessary to be done to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

November 21, 1997                         /s/ THERESA G. PAYNE
                                              Theresa G. Payne
                                              Director

                           SPECIAL POWER OF ATTORNEY

      The undersigned, being a director of Riviana Foods Inc., a Delaware corporation hereinafter referred to as the "Company," does hereby constitute and appoint Joseph A. Hafner, Jr. of Harris County, Texas, as attorney-in-fact for the undersigned with full power of substitution, and in the name, place and stead of the undersigned, to execute, deliver, record and file the Registration Statement on Form S-8 registering shares of the Company's common stock, par value $1.00 per share, issuable pursuant to the 1997 Stock Option Plan, and the Riviana Foods Inc. Savings Plan (which will include the Riviana Foods Inc. Stock
Fund), and the plan interests therein, including all amendments and exhibits to the Registration Statement, and all other documents in connection therewith, with the Securities and Exchange Commission, and to perform each and every other act requisite and necessary to be done to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

November 21, 1997                         /s/ THOMAS B. WALKER, JR.
                                              Thomas B. Walker, Jr.
                                              Director

                           SPECIAL POWER OF ATTORNEY

      The undersigned, being a director of Riviana Foods Inc., a Delaware corporation hereinafter referred to as the "Company," does hereby constitute and appoint Joseph A. Hafner, Jr. of Harris County, Texas, as attorney-in-fact for the undersigned with full power of substitution, and in the name, place and stead of the undersigned, to execute, deliver, record and file the Registration Statement on Form S-8 registering shares of the Company's common stock, par value $1.00 per share, issuable pursuant to the 1997 Stock Option Plan, and the Riviana Foods Inc. Savings Plan (which will include the Riviana Foods Inc. Stock
Fund), and the plan interests therein, including all amendments and exhibits to the Registration Statement, and all other documents in connection therewith, with the Securities and Exchange Commission, and to perform each and every other act requisite and necessary to be done to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

November 21, 1997                         /s/ MARY G. WIECK
                                              Mary G. Wieck
                                              Director